EXHIBIT 10.33

FIRST AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTES
ISSUED TO AFFILIATED MINING, INC. DATED JANUARY 1, 2008

F I R S T   A M E N D E D   A N D   R E S T A T E D
C O N V E R T I B L E   P R O M I S S O R Y   N O T E

$11,871.98
January 1, 2008
Denver, Colorado

FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation ("Maker"), hereby promises to pay to the order of Affiliated Mining Company or its assigns ("Holder"), at 1708 Essex Court, St. Charles, Illinois 60174 or at such other place Holder may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Eleven Thousand Eight Hundred Seventy One and 98/100 US Dollars ($11,871.98), together with interest commencing January 1, 2007 on the unpaid balance at the rate of Twelve Percent (12%) per annum. “Maturity Date” means December 31, 2009.  This instrument amends, restates and replaces in full the Convertible Promissory Note by Maker dated January 1, 2007 in the face amount of $11,871.98.

This Note may be converted, in whole or in part, into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors of Maker may deem appropriate, not in excess of $.10 per share, at any time prior to the full payment hereof, at the Holder's option.

This Note is subject to prepayment in whole or in part, upon ten (10) days prior written notice to Holder, at the option of Maker without penalty but subject to exercise of Holder’s conversion rights.  Prepayments shall be applied first to collection expenses, interest accrued and then to principal due hereunder.

In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

All rights and obligations hereunder shall be governed by the laws of the State of Colorado, without application of its choice or conflict of law principles. If any part of the assets or capital stock of Maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant: (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note. This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

Description:  Cash Advances
PARK-PREMIER MINING COMPANY

By: /s/ Robert W. Dunlap
Robert W. Dunlap, President

F I R S T   A M E N D E D   A N D   R E S T A T E D
 C O N V E R T I B L E   P R O M I S S O R Y   N O T E

$1,510.70
January 1, 2008
Denver, Colorado

FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation ("Maker"), hereby promises to pay to the order of Affiliated Mining Company or its assigns ("Holder"), at 1708 Essex Court, St. Charles, Illinois 60174 or at such other place Holder may from time to time designate in writing, in lawful money of the United States of America, the principal sum of One Thousand Five Hundred Ten and 70/100 US Dollars ($1,510.70), together with interest commencing January 1, 2007 on the unpaid balance at the rate of Twelve Percent (12%) per annum. “Maturity Date” means December 31, 2009.  This instrument amends, restates and replaces in full the Convertible Promissory Note by Maker dated January 1, 2007 in the face amount of $1,510.70.

This Note may be converted, in whole or in part, into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors of Maker may deem appropriate, not in excess of $.10 per share, at any time prior to the full payment hereof, at the Holder's option.

This Note is subject to prepayment in whole or in part, upon ten (10) days prior written notice to Holder, at the option of Maker without penalty but subject to exercise of Holder’s conversion rights.  Prepayments shall be applied first to collection expenses, interest accrued and then to principal due hereunder.

In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

All rights and obligations hereunder shall be governed by the laws of the State of Colorado, without application of its choice or conflict of law principles. If any part of the assets or capital stock of Maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant: (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note. This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

Description:  Unreimbursed Expenses
PARK-PREMIER MINING COMPANY

By:  /s/ Robert W. Dunlap
Robert W. Dunlap, President

F I R S T  A M E N D E D   A N D   R E S T A T E D
C O N V E R T I B L E   P R O M I S S O R Y   N O T E

$76,158.41
January 1, 2008
Denver, Colorado

FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation ("Maker"), hereby promises to pay to the order of Affiliated Mining Company or its assigns ("Holder"), at 1708 Essex Court, St. Charles, Illinois 60174 or at such other place Holder may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Seventy Six Thousand One Hundred Fifty Eight and 41/100 US Dollars ($76,158.41), together with interest commencing January 1, 2007 on the unpaid balance at the rate of Twelve Percent (12%) per annum. “Maturity Date” means December 31, 2009.  This instrument amends, restates and replaces in full the Convertible Promissory Note by Maker dated January 1, 2007 in the face amount of $76,158.41.

This Note may be converted, in whole or in part, into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors of Maker may deem appropriate, not in excess of $.10 per share, at any time prior to the full payment hereof, at the Holder's option.

This Note is subject to prepayment in whole or in part, upon ten (10) days prior written notice to Holder, at the option of Maker without penalty but subject to exercise of Holder’s conversion rights.  Prepayments shall be applied first to collection expenses, interest accrued and then to principal due hereunder.

In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

All rights and obligations hereunder shall be governed by the laws of the State of Colorado, without application of its choice or conflict of law principles. If any part of the assets or capital stock of Maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant: (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note. This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

Description:  Accrued Interest
PARK-PREMIER MINING COMPANY

By:  /s/ Robert W. Dunlap
Robert W. Dunlap, President